Exhibit 10.26

RESIDENTIAL FUNDING COMPANY, LLC.

2711 N. Haskell Ave., Suite 900

Dallas, Texas 75204

May 3, 2007

The Parties Listed on Schedule “A” Attached Hereto

900 Circle 75 Parkway

Suite 1120

Atlanta, GA 30339

Attn: Mark J. Stockslager, Chief Financial Officer

Re:	Limited Consent

Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of October 15, 2004, by and among SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio, SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia, DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, CLANTON HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia, HEALTHMONT, INC., a corporation organized under the laws of the State of Delaware, HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT OF MISSOURI, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, OPTIMA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Georgia, and KRUG PROPERTIES, INC., a corporation organized under the laws of the State of Ohio (individually, a “Borrower” and, collectively, the “Borrowers”), and Residential Funding Company, LLC, a Delaware limited liability company (formerly known as Residential Funding Corporation) (the “Lender”) (as amended from time to time, the “Loan Agreement”). Unless otherwise indicated, all terms used herein shall have the same meanings as in the Loan Agreement.

Borrowers have informed Lender of their intent to spend up to $8,000,000 in relation to a capital improvement program related to Chestatee Regional Hospital, an outpatient diagnostic center in Dawsonville, Georgia and an outpatient diagnostic center in Dahlonega, Georgia (the “Excess Capital Expenditures”). Pursuant to Section 6.10 of the Loan Agreement, Borrowers may not make, or permit any of its Subsidiaries to make, Capital Expenditures in excess of $5,000,000 on a consolidated basis in any fiscal year (“Maximum Annual Capital Expenditures”)

and pursuant to Section 6.19 of the Loan Agreement Borrowers will not permit its Fixed Charge Coverage Ratio to be less than 1.10 to 1.00 for each twelve (12) consecutive months ending on the last day of any fiscal quarter during the term of the Loan Agreement. In that regard, it is expected that the Excess Capital Expenditures will cause the Borrowers to exceed the Maximum Annual Capital Expenditures and cause the Borrowers to breach the Fixed Charge Coverage Ratio covenant resulting in defaults under Section 7.1(e) of the Loan Agreement. Accordingly, the Borrowers are hereby requesting that the Lender consent to the Excess Capital Expenditures and waive any and all such existing or prospective Defaults or Events of Default that may arise from the incurrence by the Borrowers of such Excess Capital Expenditures.

Lender hereby consents to the Excess Capital Expenditures and agrees that Borrowers (i) shall be permitted to exclude the Excess Capital Expenditures from Capital Expenditures for purposes of the covenant in Section 6.10 of the Loan Agreement and (ii) shall not be required to deduct Excess Capital Expenditures from Consolidated EBITDA in the calculation of the Fixed Charge Coverage Ratio. Furthermore, Lender agrees that no Default or Event of Default under Section 7.1 (e) of the Loan Agreement shall be deemed to occur solely as a result of the incurrence of the Excess Capital Expenditures and hereby waives any existing or prospective Default or Event of Default that may arise from the breach of Sections 6.10 and 6.19 of the Loan Agreement as a result of such expenditures, provided, however, that Lender’s consent is subject to the satisfaction of the following conditions: (i) Lender shall have received a copy of this letter agreement duly and validly executed by Borrowers, (ii) no other Default or Event of Default shall have occurred and be continuing except as previously disclosed to Lender in writing, and (iii) the representations and warranties contained in the Loan Agreement and the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty expressly relates to an earlier date.

Except as expressly set forth herein, all of the other terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain and continue in full force and effect and are hereby ratified and confirmed as so amended.

The limited consent set forth above shall not apply to any other past, present or future violation or violations from the referenced portions of the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document. Except as expressly agreed to herein, Lender’s failure to exercise any right, privilege or remedy as a result of the matters set forth above shall not directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect Lender’s right at any time to exercise any right, privilege, or remedy in connection with the Loan Agreement, the other Loan Documents, any other agreement, or any other contract or instrument, (b) amend or alter any provision of the Loan Agreement, the other Loan Documents, any other agreement, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of any Borrower or any right, privilege, or remedy of Lender under the Loan Agreement, the other Loan Documents, any other agreement, or any other contract or instrument. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this limited consent and any other contract or instrument between any Borrower and Lender.

In order to induce Lender to execute this limited consent, each Borrower accepts and agrees to each provision of this limited consent.

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This limited consent may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This limited consent shall be a Loan Document for all purposes.

THIS LIMITED CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

Borrowers hereby agree and stipulate that the Borrowers, as of the date hereof, have no defenses, affirmative defenses, rights to offset to their performance or obligations, or counterclaims against the exercise of any of the rights or remedies of the Lender under the Loan Documents or under applicable law.

Borrowers hereby absolutely and unconditionally release and forever discharge Lender and any and all of its parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns, together with all of its present and former directors, officers, agents and employees from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers have had, now have or have made claim to have against any such party for or by reason of any act, omission, matter, cause or thing whatsoever arising under the Loan Documents from the beginning of time to and including the date of this limited consent, whether such claims, demands and cause of action are matured or unmatured or known or unknown.

[Signature Pages Follow]

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Yours very truly, RESIDENTIAL FUNDING COMPANY, LLC

By:	/s/ Angela D. Brown
Name:	Angela D. Brown
Title:	Sr. Vice President

Accepted and Agreed to by: SUNLINK HEALTH SYSTEMS, INC. As a Borrower and Borrowers’ Agent

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Interim Chief Financial Officer

SUNLINK HEALTHCARE, LLC As a Borrower By its Sole Member SunLink Health Systems, Inc.

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Vice President

DEXTER HOSPITAL, LLC As a Borrower By its Sole Member SunLink Healthcare, LLC By its Sole Member SunLink Health Systems, Inc.

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Interim Chief Financial Officer

CLANTON HOSPITAL, LLC As a Borrower By its Sole Member SunLink Healthcare, LLC By its Sole Member SunLink Health Systems, Inc.

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Interim Chief Financial Officer

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Asst. Secretary

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Asst. Secretary

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Asst. Secretary

HEALTHMONT, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Treasurer

HEALTHMONT OF GEORGIA, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Vice President

HEALTHMONT OF MISSOURI, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Vice President

HEALTHMONT, LLC As a Borrower By its Sole Member SunLink Health Systems, Inc.

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Interim Chief Financial Officer

HEALTHMONT OF MISSOURI, LLC As a Borrower By its Sole Member HealthMont, LLC

By its Sole Member SunLink Health Systems, Inc.

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Interim Chief Financial Officer

SUNLINK SERVICES, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Asst. Secretary

OPTIMA HEALTHCARE CORPORATION As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Asst. Secretary

KRUG PROPERTIES, INC. As a Borrower

By	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title	Treasurer

SCHEDULE A

SUNLINK HEALTH SYSTEMS, INC.

SUNLINK HEALTHCARE LLC

DEXTER HOSPITAL, LLC

CLANTON HOSPITAL, LLC

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC.

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC.

SOUTHERN HEALTH CORPORATION OF HOUSTON. INC.

HEALTHMONT, INC.

HEALTHMONT OF GEORGIA, INC.

HEALTHMONT OF MISSOURI, INC.

HEALTHMONT, LLC

HEALTHMONT OF MISSOURI, LLC

SUNLINK SERVICES, INC.

OPTIMA HEALTHCARE CORPORATION

KRUG PROPERTIES, INC.